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                                                                   EXHIBIT 32.1


                           LIFEPOINT HOSPITALS, INC.

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of LifePoint Hospitals, Inc. (the "Company") on Form 10-K for the year ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Kenneth C. Donahey, Chairman, Chief Executive Officer and President of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: March 9, 2004

                                        /s/  Kenneth C. Donahey
                                        ---------------------------------------
                                        Kenneth C. Donahey
                                        Chairman, Chief Executive Officer and
                                        President